UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — June 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|12

Semiannual report

Putnam VT
Global Health Care Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

Stock markets around the world continue to exhibit volatility due to Europe’s unresolved sovereign debt crisis, China’s decelerating economy, and slower-than-expected economic growth in the United States.

At the end of June, however, the European summit in Brussels offered evidence that policymakers were taking positive steps toward resolving the eurozone’s debt crisis. Although a lasting resolution remains to be seen, investors were heartened by the European developments, and the rally that came on the final day of the month pushed stocks to their best June in more than a decade. This performance followed a sharp market sell-off in May.

Putnam’s fundamental, bottom-up investment approach is well suited to uncovering opportunities in today’s volatile market environment, while seeking to guard against downside risk. In this climate, it is also important to rely on the expertise of your financial advisor, who can help you maintain a long-term focus and balanced investment approach.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/12)

Investment objective

Capital appreciation

Net asset value June 30, 2012

Class IA: $12.12	Class IB: $11.96

Total return at net asset value

			MSCI World Health
(as of 6/30/12)	Class IA shares*	Class IB shares*	Care Index (ND)†

6 months	13.31%	13.18%	8.79%

1 year	–0.09	–0.37	5.40

5 years	15.44	13.97	14.17
Annualized	2.91	2.65	2.69

10 years	68.70	64.54	69.42
Annualized	5.37	5.11	5.41

Life	69.20	63.93	—
Annualized	3.78	3.55	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

† The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class IA shares.

MSCI World Health Care Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the health-care sector.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any.

Putnam VT Global Health Care Fund 1

Report from your fund’s manager

How would you characterize the global investment environment for the six months ended June 30, 2012?

While volatility continued to define the market environment throughout the first half of 2012, it was a tale of two very different quarters. In the first three months of the year, stocks posted their strongest first-quarter gains in more than a decade. The largest advances came from stocks of cyclical companies, which tend to perform better during periods of economic growth and thereby inspire greater investor confidence. Strong U.S. corporate earnings also helped drive market performance during the first quarter of 2012. That growth momentum not only stalled during the second quarter but also began to backslide. This change of fortune came amid signs that the eurozone sovereign debt crisis was reigniting, economic activity in the emerging markets was continuing to slow, and the U.S. economy’s growth trajectory was flattening out. On balance, most equity markets advanced slightly during the past six months, but the pace of the advance decelerated as the period drew to a close.

How did the fund perform in this volatile market environment?

Health care is traditionally viewed as a defensive sector, with investors tending to gravitate toward these stocks as a safe haven when economic growth is weakening and stock markets are volatile. That said, the sector often tends to be driven by specific company stories, such as positive product news or mergers and acquisitions, which may develop irrespective of economic conditions. The fund’s overall strategy during the period was to significantly overweight the biotechnology, medical technology, and health maintenance organization (HMO) subsectors, while underweighting the stocks of large pharmaceutical companies. This strategy worked out mostly to the fund’s benefit during the six-month period, as the fund significantly outpaced its world health-care market benchmark, with both industry allocation and security selection contributing to the fund’s excess performance.

What in particular affected the fund’s performance?

Generally speaking, the fund’s bias toward biotechnology, medical technology, and HMOs worked well. Biotech and medical tech stocks tended to perform well during the first quarter’s growth rally, and HMO stocks tended to do better in the second quarter, as slower economic growth often results in lower utilization rates of medical services and thereby fewer claims paid out by HMOs. The fund’s underweight to the defensive pharmaceuticals subsector hurt performance to some degree during the second quarter amid investors’ flight to quality, but favorable stock selection within that group offset much of that damage.

What is your near-term outlook?

In late June, just as the six-month period neared its end, the U.S. Supreme Court upheld the constitutionality of the Patient Protection and Affordable Care Act, in essence ending for the time being the uncertainty surrounding health-care reform in the United States. The political debate over health-care reform is far from over, however. In the international markets, we believe challenges remain with respect to debt crises, particularly in the eurozone, where many governments are considering health-care spending cuts in an effort to manage budget shortfalls. Even in light of these significant challenges, there continue to be exciting developments that, in our opinion, could bring positive momentum to the health-care sector. As always, we continue to conduct bottom-up research to find the best growth opportunities within the sector, with a focus on individual companies’ business fundamentals and growth prospects.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Kelsey Chen, Ph.D., joined Putnam in 2000 and has been in the investment industry since 1999.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Global Health Care Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2012, to June 30, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/12		for the 6 months ended 6/30/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.46	$5.78	$4.22	$5.47

Ending value
(after expenses)	$1,133.10	$1,131.80	$1,020.69	$1,019.44

Annualized
expense ratio	0.84%	1.09%	0.84%	1.09%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Global Health Care Fund 3

The fund’s portfolio 6/30/12 (Unaudited)

COMMON STOCKS (98.9%)*	Shares	Value

Biotechnology (15.7%)
Achillion Pharmaceuticals, Inc. †	15,000	$93,000

Acorda Therapeutics, Inc. †	21,700	511,252

Actelion, Ltd. (Switzerland)	13,336	547,737

Affymax, Inc. † S	91,300	1,175,944

Amarin Corp. PLC ADR (Ireland) † S	30,300	438,138

Amgen, Inc.	12,455	909,713

Amicus Therapeutics, Inc. † S	42,958	236,269

Amylin Pharmaceuticals, Inc. †	23,000	649,290

Anthera Pharmaceuticals, Inc. †	14,457	9,777

Arqule, Inc. † S	62,995	373,560

AVEO Pharmaceuticals, Inc. †	2,289	27,834

BioMarin Pharmaceuticals, Inc. † S	12,800	506,624

Celgene Corp. †	11,700	750,672

Celldex Therapeutics, Inc. †	27,100	140,649

ChemoCentryx, Inc. †	19,112	286,680

Clovis Oncology, Inc. † S	11,930	258,642

Codexis, Inc. † S	29,178	109,126

Dendreon Corp. † S	124,100	918,340

Dyax Corp. †	107,156	228,242

Gilead Sciences, Inc. †	6,600	338,448

Human Genome Sciences, Inc. † S	86,100	1,130,493

Merrimack Pharmaceuticals, Inc. † S	28,666	208,688

Neurocrine Biosciences, Inc. †	26,340	208,349

OncoGenex Pharmaceutical, Inc. †	4,800	64,512

Pharmacyclics, Inc. †	12,100	660,781

Spectrum Pharmaceuticals, Inc. † S	58,100	904,036

Synta Pharmaceuticals Corp. † S	96,100	525,667

TESARO, Inc. †	11,754	164,438

Threshold Pharmaceuticals, Inc. †	7,700	56,980

United Therapeutics Corp. † S	53,400	2,636,892

Verastem, Inc. †	38,014	387,743

Vertex Pharmaceuticals, Inc. †	13,000	726,960

		16,185,476
Food and staples retail (2.4%)
CVS Caremark Corp.	43,900	2,051,447

Walgreen Co.	13,900	411,162

		2,462,609
Health-care equipment and supplies (15.6%)
Baxter International, Inc.	79,900	4,246,685

CareFusion Corp. †	8,100	208,008

China Kanghui Holdings, Inc. ADR (China) † S	10,210	201,137

China Medical Technologies, Inc. ADR (China) † S	99,000	1,067,220

Covidien PLC (Ireland)	77,800	4,162,300

ICU Medical, Inc. † S	2,200	117,436

Medtronic, Inc.	33,600	1,301,328

Microport Scientific Corp. (China)	72,000	30,670

Smith & Nephew PLC (United Kingdom)	32,107	321,401

St. Jude Medical, Inc.	25,400	1,013,714

Stryker Corp. S	24,800	1,366,480

Unilife Corp. †	57,861	188,048

West Pharmaceutical Services, Inc. S	17,700	893,673

Zimmer Holdings, Inc. S	14,500	933,220

		16,051,320

COMMON STOCKS (98.9%)* cont.	Shares	Value

Health-care providers and services (13.8%)
Aetna, Inc.	110,600	$4,287,962

AmerisourceBergen Corp.	52,300	2,058,005

Cardinal Health, Inc.	9,200	386,400

CIGNA Corp.	62,800	2,763,200

Express Scripts Holding Co. †	36,810	2,055,102

Fresenius Medical Care AG & Co., KGaA (Germany)	8,036	568,801

Fresenius Medical Care AG & Co., KGaA ADR
(Germany) S	2,213	156,216

HealthSouth Corp. † S	716	16,654

McKesson Corp. S	4,159	389,906

Sinopharm Group Co. (China)	34,800	96,358

WellPoint, Inc.	22,500	1,435,275

		14,213,879
Health-care technology (0.2%)
MedAssets, Inc. †	17,700	238,065

		238,065
Life sciences tools and services (4.9%)
Agilent Technologies, Inc.	5,800	227,592

Illumina, Inc. †	5,200	210,028

Life Technologies Corp. †	45,900	2,065,041

Sequenom, Inc. † S	29,600	120,176

ShangPharma Corp. ADR (China) †	55,112	375,313

Thermo Fisher Scientific, Inc.	32,000	1,661,120

WuXi PharmaTech (Cayman), Inc. ADR (China) † S	30,158	425,831

		5,085,101
Personal products (0.2%)
Synutra International, Inc. † S	37,276	201,290

		201,290
Pharmaceuticals (46.1%)
Abbott Laboratories	52,900	3,410,463

Astellas Pharma, Inc. (Japan)	34,300	1,498,223

Auxilium Pharmaceuticals, Inc. †	122,400	3,291,336

Bayer AG (Germany)	35,857	2,585,599

Bristol-Myers Squibb Co.	9,300	334,335

Cempra, Inc. †	28,743	269,034

Endocyte, Inc. †	44,200	363,324

GlaxoSmithKline PLC (United Kingdom)	142,702	3,235,889

Hospira, Inc. † S	8,900	311,322

Johnson & Johnson	114,400	7,728,864

Merck & Co., Inc.	111,300	4,646,775

Mitsubishi Tanabe Pharma (Japan)	22,200	318,989

Novartis AG (Switzerland)	65,286	3,641,650

Pfizer, Inc.	340,615	7,834,145

Sanofi(France)	42,420	3,216,754

SanofiCVR (France) †	238,700	336,567

Shire PLC (Ireland)	9,611	276,227

Sihuan Pharmaceutical Holdings Group, Ltd. (China)	204,000	74,226

Somaxon Pharmaceuticals, Inc. † S	211,300	60,221

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	38,006	1,498,958

Warner Chilcott PLC Class A (Ireland) †	14,600	261,632

Watson Pharmaceuticals, Inc. †	31,000	2,293,690

		47,488,223

Total common stocks (cost $86,991,080)		$101,925,963

4 Putnam VT Global Health Care Fund

SHORT-TERM INVESTMENTS (14.5%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.22% [d]	14,059,025	$14,059,025

Putnam Money Market Liquidity Fund 0.12% [e]	343,251	343,251

U.S. Treasury Bills with effective yields ranging
from 0.090% to 0.105%, November 15, 2012	$270,000	269,885

U.S. Treasury Bills with effective yields ranging
from 0.102% to 0.104%, October 18, 2012	170,000	169,946

U.S. Treasury Bills with an effective yield
of 0.100%, January 10, 2013	70,000	69,945

U.S. Treasury Bills with an effective yield
of 0.072%, July 26, 2012	10,000	10,000

Total short-term investments (cost $14,922,088)		$14,922,052

Total investments (cost $101,913,168)		$116,848,015

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

CVR Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through June 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $103,062,817.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $213,907 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	75.2%	Germany	3.2%

Ireland	5.0	China	2.2

Switzerland	4.1	Japan	1.8

United Kingdom	3.5	Israel	1.5

France	3.5	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $30,410,065) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Euro	Buy	7/18/12	$3,414,848	$3,369,522	$45,326

Citibank, N.A.

	British Pound	Buy	7/18/12	3,152,545	3,092,802	59,743

	British Pound	Sell	7/18/12	3,152,545	3,122,968	(29,577)

	British Pound	Buy	8/16/12	3,152,306	3,122,787	29,519

	Danish Krone	Buy	7/18/12	1,596,488	1,579,431	17,057

Credit Suisse AG

	Japanese Yen	Buy	7/18/12	2,154,253	2,198,893	(44,640)

	Japanese Yen	Sell	7/18/12	2,154,253	2,168,305	14,052

	Japanese Yen	Buy	8/16/12	2,155,112	2,169,288	(14,176)

HSBC Bank USA, National Association

	Australian Dollar	Buy	7/18/12	1,841,318	1,750,471	90,847

	Australian Dollar	Sell	7/18/12	1,841,318	1,805,203	(36,115)

	Australian Dollar	Buy	8/16/12	1,836,332	1,800,609	35,723

JPMorgan Chase Bank, N.A.

	Swiss Franc	Buy	7/18/12	1,433,245	1,415,088	18,157

	Swiss Franc	Sell	7/18/12	1,433,245	1,406,745	(26,500)

	Swiss Franc	Buy	8/16/12	1,434,265	1,407,953	26,312

Total						$185,728

Putnam VT Global Health Care Fund 5

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer staples	$2,663,899	$—	$—

Health care	82,849,540	16,412,524	—

Industrials	—	—	—

Total common stocks	85,513,439	16,412,524	—

Short-term investments	343,251	14,578,801	—

Totals by level	$85,856,690	$30,991,325	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$185,728	$—

Totals by level	$—	$185,728	$—

The accompanying notes are an integral part of these financial statements.

6 Putnam VT Global Health Care Fund

Statement of assets and liabilities
6/30/12 (Unaudited)

Assets

Investment in securities, at value, including $13,886,258 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $87,510,892)	$102,445,739

Affiliated issuers (identified cost $14,402,276) (Notes 1 and 6)	14,402,276

Dividends, interest and other receivables	265,750

Receivable for shares of the fund sold	184

Receivable for investments sold	667,912

Unrealized appreciation on forward currency contracts (Note 1)	336,736

Total assets	118,118,597

Liabilities

Payable to custodian	29,392

Payable for investments purchased	551,107

Payable for shares of the fund repurchased	78,626

Payable for compensation of Manager (Note 2)	51,686

Payable for investor servicing fees (Note 2)	14,052

Payable for custodian fees (Note 2)	3,917

Payable for Trustee compensation and expenses (Note 2)	66,534

Payable for administrative services (Note 2)	192

Collateral on securities loaned, at value (Note 1)	14,059,025

Unrealized depreciation on forward currency contracts (Note 1)	151,008

Payable for distribution fees (Note 2)	12,241

Other accrued expenses	38,000

Total liabilities	15,055,780

Net assets	$103,062,817

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$86,629,376

Undistributed net investment income (Note 1)	702,127

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	614,839

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	15,116,475

Total — Representing net assets applicable to capital shares outstanding	$103,062,817

Computation of net asset value Class IA

Net assets	$41,004,224

Number of shares outstanding	3,384,011

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$12.12

Computation of net asset value Class IB

Net assets	$62,058,593

Number of shares outstanding	5,189,166

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.96

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Health Care Fund 7

Statement of operations
Six months ended 6/30/12 (Unaudited)

Investment income

Dividends (net of foreign tax of $59,055)	$1,152,534

Interest (including interest income of $787 from investments in affiliated issuers) (Note 6)	928

Securities lending (Note 1)	119,438

Total investment income	1,272,900

Expenses

Compensation of Manager (Note 2)	321,487

Investor servicing fees (Note 2)	51,102

Custodian fees (Note 2)	6,025

Trustee compensation and expenses (Note 2)	4,048

Administrative services (Note 2)	1,696

Distribution fees — Class IB (Note 2)	76,208

Other	39,690

Total expenses	500,256

Expense reduction (Note 2)	(2,253)

Net expenses	498,003

Net investment income	774,897

Net realized gain on investments (Notes 1 and 3)	1,933,637

Net realized loss on foreign currency transactions (Note 1)	(627,210)

Net realized loss on written options (Notes 1 and 3)	(7,936)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	450,693

Net unrealized appreciation of investments during the period	10,027,598

Net gain on investments	11,776,782

Net increase in net assets resulting from operations	$12,551,679

Statement of changes in net assets

	Six months ended	Year ended
	6/30/12*	12/31/11

Increase (decrease) in net assets

Operations:

Net investment income	$774,897	$1,126,042

Net realized gain on investments and foreign currency transactions	1,298,491	9,953,206

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	10,478,291	(11,917,066)

Net increase (decrease) in net assets resulting from operations	12,551,679	(837,818)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(639,512)	(494,071)

Class IB	(813,342)	(552,631)

From net realized short-term gain on investments

Class IA	(876,131)	—

Class IB	(1,342,504)	—

From net realized long-term gain on investments

Class IA	(2,548,455)	(1,185,055)

Class IB	(3,905,022)	(1,775,930)

Increase (decrease) from capital share transactions (Note 4)	1,809,265	(12,579,974)

Total increase (decrease) in net assets	4,235,978	(17,425,479)

Net assets:

Beginning of period	98,826,839	116,252,318

End of period (including undistributed net investment income of $702,127 and $1,380,084, respectively)	$103,062,817	$98,826,839

* Unaudited.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Global Health Care Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/12†	$11.85	.10	1.44	1.54	(.20)	(1.07)	(1.27)	$12.12	13.31*	$41,004	.42*	.84*	13*

12/31/11	12.40	.15	(.23)	(.08)	(.14)	(.33)	(.47)	11.85	(.89)	39,802.84		1.17	31

12/31/10	12.32	.11	.23	.34	(.26)	—	(.26)	12.40	2.68	46,428.82		.90	33

12/31/09	11.11	.07	2.46	2.53	—	(1.32)	(1.32)	12.32	26.46	54,163.87		.64	33

12/31/08	13.49	.06	(2.33)	(2.27)	—	(.11)	(.11)	11.11	(16.90)	52,520	.83[f]	.49[f]	19

12/31/07	13.69	.13[e]	(.18)	(.05)	(.15)	—	(.15)	13.49	(.36)	81,384	.81[f]	.95[e,f]	16

Class IB

6/30/12†	$11.69	.08	1.43	1.51	(.17)	(1.07)	(1.24)	$11.96	13.18*	$62,059	.54*	.71*	13*

12/31/11	12.24	.11	(.23)	(.12)	(.10)	(.33)	(.43)	11.69	(1.18)	59,024	1.09	.92	31

12/31/10	12.16	.08	.23	.31	(.23)	—	(.23)	12.24	2.47	69,824	1.07	.65	33

12/31/09	11.02	.04	2.42	2.46	—	(1.32)	(1.32)	12.16	26.00	82,858	1.12	.39	33

12/31/08	13.40	.03	(2.30)	(2.27)	—	(.11)	(.11)	11.02	(17.01)	79,525	1.08 [f]	.24	19

12/31/07	13.60	.10[e]	(.19)	(.09)	(.11)	—	(.11)	13.40	(.67)	118,713	1.06 [f]	.69[e,f]	16

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

e Net investment income (loss) per share and ratio of net investment income (loss) for the fund’s class IA and class IB shares reflect a special dividend received by the fund, which amounted to $0.08 per share and 0.60% as a percentage of average net assets for the period ended December 31, 2007.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2008, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/08	0.03%

12/31/07	0.02

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Health Care Fund 9

Notes to financial statements 6/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through June 30, 2012.

Putnam VT Global Health Care Fund (the fund) is a non-diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks (growth or value stocks, or both) of large and midsize companies worldwide in the health care industries.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices

10 Putnam VT Global Health Care Fund

supplied by dealers. See Note 3 for the volume of written options contracts activity for the reporting period. For the reporting period, the transaction volume of purchased options contracts was minimal.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $14,800,000 on forward currency contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had net liability position of $44,764 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $13,886,258 and the fund received cash collateral of $14,059,025.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $102,583,692, resulting in gross unrealized appreciation and depreciation of $21,345,686 and $7,081,363, respectively, or net unrealized appreciation of $14,264,323.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 24.3% of the fund is owned by accounts of one group of insurance companies.

Putnam VT Global Health Care Fund 11

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $29 under the expense offset arrangements and by $2,224 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $81, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchase and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $13,043,902 and $18,450,375, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity	Written equity
	option contract	option premiums
	amounts	received

Written options outstanding at
beginning of the reporting period	$—	$—

Options opened	158,711	1,587

Options exercised	—	—

Options expired	—	—

Options closed	(158,711)	(1,587)

Written options outstanding at
end of the reporting period	—	$—

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/12		Year ended 12/31/11		Six months ended 6/30/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	45,861	$553,376	108,855	$1,460,536	212,139	$2,544,560	326,318	$4,150,834

Shares issued in connection with
reinvestment of distributions	345,000	4,064,098	132,737	1,679,126	520,693	6,060,868	186,285	2,328,561

	390,861	4,617,474	241,592	3,139,662	732,832	8,605,428	512,603	6,479,395

Shares repurchased	(365,992)	(4,408,646)	(627,665)	(7,729,998)	(591,867)	(7,004,991)	(1,171,085)	(14,469,033)

Net increase (decrease)	24,869	$208,828	(386,073)	$(4,590,336)	140,965	$1,600,437	(658,482)	$(7,989,638)

12 Putnam VT Global Health Care Fund

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$336,736	Payables	$151,008

Total		$336,736		$151,008

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Forward currency contracts	Total

Equity contracts	$(3,176)	$(618,259)	$(621,435)

Total	$(3,176)	$(618,259)	$(621,435)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$453,525	$453,525

Total	$453,525	$453,525

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $787 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $8,086,893 and $10,780,866, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8 — New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

Putnam VT Global Health Care Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

14 Putnam VT Global Health Care Fund

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its internal benchmark over the one-, three- and five-year periods ended December 31, 2011. Putnam VT Global Health Care Fund’s class IA shares’ return net of fees and expenses was negative over the one-year period, was positive over the three- and five-year

Putnam VT Global Health Care Fund 15

periods, trailed the return of its internal benchmark over the one- and three-year periods, and exceeded the return of its internal benchmark over the five-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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20 Putnam VT Global Health Care Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Investment Sub-Advisor	Legal Counsel	Robert E. Patterson
The Putnam Advisory Company, LLC	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Putnam VT Global Health Care Fund 21

H507
This report has been prepared for the shareholders
of Putnam VT Global Health Care Fund.	275819 8/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2012